KEMPER EQUITY FUNDS/ GROWTH STYLE
                          KEMPER AGGRESSIVE GROWTH FUND

                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1999

                             ----------------------

The following information replaces the disclosure for the Kemper Aggressive Growth Fund in the "Portfolio Management" section of the Prospectus:

The fund is managed by a team of investment professionals, who individually represent different areas of expertise. The fund has a Lead Portfolio Manager, who is ultimately responsible for the management of the fund and its team. Supporting the fund managers are Scudder Kemper's many economists, research analysts, traders, and other investment specialists, located in offices across the United States and around the world.

Sewall F. Hodges is the Lead Portfolio Manager for the Kemper Aggressive Growth Fund. Mr. Hodges joined the team for the fund in 1999, and joined Scudder Kemper in 1995. He began his investment career in 1978. Prior to joining Scudder Kemper he was a global equity portfolio manager and research analyst at an unaffiliated investment management company.

Kurt R. Stalzer is a Portfolio Manager for the Kemper Aggressive Growth Fund. Mr. Stalzer joined the team for the fund in 1997, and joined Scudder Kemper in 1997. He began his investment career in 1982. Prior to joining Scudder Kemper he was a senior portfolio manager for an unaffiliated investment management company.





June 17, 1999